EXHIBIT (32.1)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Albany International Corp. (the Company) on Form 10-Q for the period ending June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the Report), Joseph G. Morone, President and Chief Executive Officer, and Michael C. Nahl, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2009

	By	/s/ Joseph G. Morone
Joseph G. Morone
President and Chief Executive Officer
(Principal Executive Officer)

	By	/s/ Michael C. Nahl
Michael C. Nahl
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)